                                                                   EXHIBIT 24(A)



                               DUKE POWER COMPANY

                               Power of Attorney

                 A maximum of 19,000,000 shares of Common Stock
                                without par value
                                 (Common Stock)



              The undersigned, DUKE POWER COMPANY, a North Carolina corporation, and certain of its officers and/or directors, do each hereby constitute and appoint W. S. Lee, Richard J. Osborne, Ellen T. Ruff, and each of them, to act as attorneys-in-fact for and in the respective names, places and stead of the undersigned, to execute, seal, sign and file with the Securities and Exchange Commission a Registration Statement of said Duke Power Company on Form S-3 and any and all amendments thereto for the purpose of registering under the Securities Act of 1933 the offering and sale of the Common Stock, hereby granting to said attorneys-in-fact, and each of them, full power and authority to do and perform all and every act and thing whatsoever requisite, necessary or proper to be done in and about the premises, as fully to all intents and purposes as the undersigned, or any of them, might or could do if personally present, hereby ratifying and approving the acts of said attorneys-in-fact.

              Executed the 22nd day of February, 1994.


                                        DUKE POWER COMPANY



                                        By /s/ W. S. Lee
                                          --------------------------
                                            Chairman and President


     (Corporate Seal)


     ATTEST:

     /s/ Carolyn R. Duncan
     ----------------------
       Assistant Secretary






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                                     -2-




           Signature                    Title
           ---------                    -----

/s/ W. S. Lee                           Chairman of the Board, President,
- ----------------------------            Chief Executive
    W.S. Lee                            Officer and Director
                                        (Principal Executive Officer)



/s/ Richard J. Osborne                  Vice President and Chief Financial
- ----------------------------            Officer (Principal Financial Officer)
    Richard J. Osborne




/s/ David L. Hauser                     Controller (Principal Accounting
- ----------------------------            Officer)
    David L. Hauser



/s/ Robert L. Albright                  Director
- ----------------------------
    Robert L. Albright


/s/ G. Alex Bernhardt                   Director
- ----------------------------
    G. Alex Bernhardt


/s/ C. C. Bowles                        Director
- ----------------------------
    C. C. Bowles


/s/ W. A. Coley                         Director
- ----------------------------
    W. A. Coley


/s/ Joe T. Ford
- ----------------------------            Director
    Joe T. Ford


/s/ Steve C. Griffith, Jr.              Director
- ----------------------------
    Steve C. Griffith, Jr.


/s/ W. H. Grigg                         Director
- ----------------------------
    W. H. Grigg
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                                     -3-





/s/ P. H. Henson                      Director
- -----------------------------
    P. H. Henson


/s/ George R. Herbert                   Director
- -----------------------------
    George R. Herbert


/s/ James V. Johnson                    Director
- -----------------------------
    James V. Johnson


/s/ W. W. Johnson                       Director
- -----------------------------
    W. W. Johnson


/s/ Max Lennon                          Director
- -----------------------------
    Max Lennon


/s/ Buck Mickel                         Director
- -----------------------------
    Buck Mickel


/s/ Reece A. Overcash, Jr.              Director
- -----------------------------
    Reece A. Overcash, Jr.


/s/ R. B. Priory                   Director
- -----------------------------
    R. B. Priory